Exhibit 99.2

Filing pursuant to Rule 425 under the
Securities Act of 1933, as amended
Deemed filed under Rule 14a-12 under the
Securities Exchange Act of 1934, as amended

Filer: Alpha Natural Resources, Inc.

Subject Company: Foundation Coal Holdings, Inc.

Exchange Act File Number of
Subject Company: 001-32331

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JOY

Alpha Natural Resources – Foundation Coal Merger

Investor Presentation

May 12, 2009

Alpha Natural Resources

FOUNDATION COAL
HOLDINGS, INC.

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Forward Looking Statements

Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. Alpha Natural Resources, Inc. ("Alpha") and Foundation Coal Holdings, Inc. ("Foundation") caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Alpha and Foundation, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Alpha or Foundation stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Alpha's and Foundation's filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Alpha and Foundation disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, Foundation will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Alpha and Foundation that also constitutes a prospectus of Foundation. Alpha and Foundation will mail the joint proxy statement/prospectus to their respective stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Alpha and Foundation with the SEC at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Alpha's website at www.alphanr.com under the heading "Investor Relations" and then under the heading "SEC Filings" or by accessing Foundation's website at www.foundationcoal.com under the tab "Investors" and then under the heading "Financial Information and SEC Filings".

Participants in the Solicitation

Alpha, Foundation and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Austria's executive officers and directors in Alpha's definitive proxy statement filed with the SEC on April 3, 2009. You can find information about Foundation's executive officers and directors in their definitive proxy statement filed with the SEC on April 3, 2009. You can obtain free copies of these documents from Alpha or Foundation using the contact information above.

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Alpha Natural Resources – Foundation Coal Merger

Alpha Natural Resources

FOUNDATION COAL
HOLDINGS, INC.

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Transaction Summary

Per Share Consideration	Foundation stockholders to receive 1.084 Alpha shares for each Foundation share Transaction value of $2.0 billion, including $530 million of net debt Combined enterprise value of $4.0 billion
Premium	Exchange ratio represents a 37% premium to Foundation stockholders based on the 5-day average closing prices as of 5/08/09
Structure	All-stock, tax-free merger Pro forma shares outstanding: 121 million basic, 123 million fully diluted
Pro Forma Ownership	59% Alpha / 41% Foundation, based on fully-diluted basis
Closing Conditions	Regulatory approvals, including HSR clearance Alpha and Foundation stockholders' approval No financing condition (plan in place to preserve Foundation debt)
Board of Directors	10 members: 6 from Alpha; 4 from Foundation; 7 independent
Headquarters	Abingdon, VA
Name	Alpha Natural Resources, Inc.
Timing	Transaction expected to be completed second half of 2009

Note: Market data as of 5/11/09

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Compelling Strategic Rationale

- Increases scale and scope, creating a premier U.S. coal company
- Diversifies operating risk and balances product mix through national footprint
- Combines quality reserves creating fourth-largest reserve base in U.S.
- Blends operations well-suited to cope with near term markets and benefit from price recovery
- Ensures strong near-term cash flow supported by favorable committed position
- Produces substantial annual synergies—conservatively estimated at $45 mm—beginning in 2010
- Positions company for growth, with strong balance sheet and substantial liquidity
- Joins two experienced management teams with complementary values and established track records

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Foundation Coal – The Right Partner

- Thermal coal assets complement Alpha's met coal assets
- Large scale, productive mines with replacement plans in place
- Low relative cash cost mines
- Favorable near-term committed and priced positions
- Stable free cash flow history
- Good cultural fit

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Foundation Coal - The Right Partner

Alpha Natural Resources

FOUNDATION COAL HOLDINGS, INC.

(All figures in millions of tons)



Northern Appalachia

Production Capacity	17.3
Shipments	17.9
Reserves	800

Powder River Basin

Production Capacity	55.0
Shipments	49.2
Reserves	760

Illinois Basin

Reserves	26

Central Appalachia

Production Capacity	25.0
Shipments	32.1
Reserves	762

Note: Pro forma figures as of 12/31/08

Creating a Premier U.S. Coal Company

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Market Capitalization ($ in billions)



BTU
CNX
Pro Forma ANR
ACI
ANR
MEE
WLT
FCL
PCX
JRCC
ICO

LTM 3/31/09 Revenue ($ in billions)



BTU
CNX
Pro Forma ANR
MEE
ACI
ANR
PCX
FCL
WLT
ICO
JRCC

LTM 3/31/09 EBITDA ($ in millions)



BTU
CNX
ACI
Pro Forma ANR
MEE
WLT
ANR
FCL
ICO
JRCC
PCX

LTM 3/31/09 Production (mm tons)



BTU
ACI
Pro Forma ANR
FCL
CNX
MEE
PCX
ANR
ICO
JRCC
WLT

Source: Company filings
Note: Market data as of [illegible]

A Diversified National Footprint

2008 Pro Forma Production = 93.0 mt


CAPP
26.8 mt
29%
PRB
49.2 mt
NAPP
17.0 mt

- Geographical diversification smoothes demand variations between regions

2008 Pro Forma Coal Sales = 99.2 mt


Met
13.4 mt
14%
Steam
85.8 mt

- Thermal business provides stability to sales portfolio
- Maintain meaningful upside from met coal

2008 Pro Forma Reserves = 2.3 bt


PRB
CAPP
NAPP

- Diverse, high quality reserves enhance blending capabilities
- Large NAPP/PRB mines complement smaller CAPP mines

2008 Pro Forma Mining Methodology Mix


Continuous
Miner
Long-Wall

- Most diversified mining portfolio, with 35 underground mines, 24 surface mines and 14 preparation and blending plants

Attractive Long-Term Coal Fundamentals

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U.S. Net Internal Power Demand (GW)



850
800
750
700
650
600
750
765
780
793
806
(1.5%)
2.0%
2.0%
+1.7%
+1.7%
2009E
2010E
2011E
2012E
2013E

Source: Wall Street research.

U.S. Electricity Generation



2030
Today
The U.S. without coal ?

Source: DOE and Energy Information Administration, 2009 Early Release

Global Crude Steel Production (mt)



1,500
1,300
1,100
900
700
500
1,194
1,225
1,268
1,319
1,377
(18.5%)
+2.6%
+3.5%
+4.0%
+4.4%
2009E
2010E
2011E
2012E
2013E

Source: AME

World Primary Energy Consumption



Quadrillion Btus
Petroleum
Natural Gas
Coal
Nuclear
Other

Source: Energy Information Administration, IEO 2008 Forecast.

Favorable Near-Term Committed Position

2009 Percentage Committed and Priced, pro forma


100%
97%
57%
Western Thermal
Eastern Thermal
Eastern Met

2010 Percentage Committed and Priced, pro forma


80%
59%
10%
Western Thermal
Eastern Thermal
Eastern Met

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Complementary Core Values

- Conduct business ethically, honestly and with integrity
- Safe practices are essential; employees are our most valuable resource
- Strive for excellence and continuous improvement
- Be a good citizen to the community and the environment
- Customer satisfaction is our primary business focus
- Work as a team
- Treat all stakeholders with respect and dignity

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Financial Highlights

Alpha Natural Resources

FOUNDATION COAL
HOLDINGS, INC.

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Comprehensive Financing Strategy

Creating an optimal capital structure, using a portion of Alpha's cash balance and preserving Foundation's debt.

- **Alpha Debt**
  - Cancel $375mm revolver and repay $233 mm Term Loan B with cash
  - Maintain $288 mm convertible notes
- **Foundation Debt**
  - Maintain $500 mm revolver and $302 mm Term Loan A, but amend select non-financial covenants
  - Maintain $298 mm senior notes, and modify select covenants via consent solicitation

Transaction is not subject to financing.

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Low Leverage and Strong Liquidity

The new Alpha will have leverage of approximately 1.4x and cash and borrowing capacity of approximately $750 mm at announcement.

($ in millions)	As of 3/31/2009 Alpha	Foundation	Pro Forma
Cash & Equivalents	$693	$70	$409
Foundation Term Loan A due Jul-2011	--	$302	$302
Alpha Term Loan B due Oct-2011	$233	--	--
Alpha 2.375% Convertible Notes due Apr-2015	288	--	288
Foundation 7.25% Senior Unsecured Notes due Aug-2014	--	298	298
Other Debt	13	--	13
Total Debt	**$534**	**$600**	**$900**
Liquidity and Credit Statistics			
Cash & Equivalents	$693	$70	$409
Revolver and A/R Securitization Facility	460	500	585
Less: Letters of Credit Outstanding	(80)	(171)	(251)
Total Liquidity	**$1,073**	**$398**	**$743**
Total Debt / LTM EBITDA	1.3x	2.3x	1.4x

Note: LTM data as of 3/31/09. [illegible]

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Industry Leading Liquidity Position

Excellent liquidity means further strategic growth opportunities could be considered, and if attractive would be actionable.

Cash & Equivalents *($ in millions)*



$655
$527
$409
$80
$72
$67
$28
$10
$6
MEE
STU
Pro Forma ANR
WLT
CNX
ICO
ACI
JRCC
PCX

Liquidity – Cash & Revolver Capacity [1] *($ in millions)*



$2,082
$743
$729
$691
$529
$380
$86
$85
$26
STU
Pro Forma ANR
ACI
MEE
CNX
WLT
PCX
ICO
JRCC

Leverage – Total Debt/LTM EBITDA



5.0x
2.8x
2.5x
2.1x
2.0x
1.5x
1.4x
0.8x
0.4x
PCX
ICO
JRCC
ACI
MEE
STU
Pro Forma ANR
CNX
WLT

LTM 3/31/09 Free Cash Flow [2] *($ in millions)*



$865
$426
$320
$158
($2)
($50)
($52)
($79)
($551)
STU
Pro Forma ANR
WLT
ACI
ICO
JRCC
CNX
PCX
MEE

Source: Company filings. Balance sheet data as of 3/31/09.
(1) Calculated as cash and cash equivalents, plus revolver and A/R facility availability, which is capacity less borrowings and L/C usage
(2) Free cash flow defined as operating cash flow less capital expenditures.

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Meaningful Combined Synergies

Annual net synergies are conservatively estimated at $45 million at full run-rate.

- **Marketing**
  - Blending and mix optimization; freight savings; export terminal operations
- **Purchasing**
  - Capital equipment; strategic supply sourcing; other services
- **Administrative**
  - Audit, consulting and professional services; insurance; corporate governance

Source: Alpha management.

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Robust Financial Outlook

2010 Management Estimates

	Alpha Natural Resources	Foundation Coal Holdings, Inc.	Synergies	Total
Production (mt)	22 - 24	70 - 74	--	92 - 98
Revenue ($ bn)	$1.8 - $2.2	$1.6 - $2.0	--	$3.4 - $4.2
EBITDA ($ mm)	$375 - $425	$470 - $530	$45	$890 - $1,000
Capital Expenditures ($ mm)	$110 - $135	$240 - $290	--	$350 - $425

- Accretive to Alpha's 2010 EPS and CFPS
- Estimated annual synergies of $45 mm, beginning in 2010

Source: Alpha management.

Potential Value Through Multiple Expansion

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Firm Value / 2010E EBITDA


6.3x
4.9x
4.3x
Average Diversified Producer
Average CAPP Producer
Pro Forma ANR

Illustrative Analysis

Illustrative Change in Multiple	Implied Change in Pro Forma Alpha Stock Price
+0.5x	13%
+1.0x	27%
+1.5x	40%
+2.0x	53%

Source: Company filings and Wall Street consensus estimates as of 1/11/09
Note: Pro Forma 2010E EBITDA based on midpoint of management 2010E EBITDA estimate
Diversified Producers includes BTU, CNX and ACI.
CAPP Producers includes ICO, JRCC, MEE, PCX and WLT.

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Compelling Strategic Rationale

- Increases scale and scope, creating a premier U.S. coal company
- Diversifies operating risk and balances product mix through national footprint
- Combines quality reserves creating fourth-largest reserve base in U.S.
- Blends operations well-suited to cope with near term markets and benefit from price recovery
- Ensures strong near-term cash flow supported by favorable committed position
- Produces substantial annual synergies—conservatively estimated at $45 mm—beginning in 2010
- Positions company for growth, with strong balance sheet and substantial liquidity
- Joins two experienced management teams with complementary values and established track records

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JOY

Alpha Natural Resources

FOUNDATION COAL
HOLDINGS, INC.